SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - February 21, 2000

                       Sotheby's Holdings, Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


         Michigan                         1-9750                38-2478409
-------------------------------  ------------------------  -------------------
(State or other jurisdiction of  (Commission File Number)  (IRS Employer
 incorporation or organization)                             Identification No.)


500 North Woodward Avenue, Suite 100
Bloomfield Hills, Michigan                                    48304
----------------------------------------             ------------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (248) 646-2400
                                                      --------------

ITEM 5. Other Events

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by Sotheby's Holdings, Inc. on February 21, 2000 announcing a number of management changes and reporting on developments relating to the investigation involving Sotheby's Holdings, Inc. by the United States Department of Justice and related matters.


Item 7. Financial Statements, Pro-forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.               Description
----------                -----------
 99.1                     Press Release issued February 21, 2000

                            SOTHEBY'S HOLDINGS, INC.
                                AND SUBSIDIARIES


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed this the 23rd day of February, 2000, on its behalf by the undersigned, thereunto duly authorized and in the capacity indicated.




                                           SOTHEBY'S HOLDINGS, INC.


                                           By:   /s/ Joseph A. Domonkos

                                                 Joseph A. Domonkos
                                                 Senior Vice President,
                                                 Controller
                                                 And Chief Accounting Officer

                               Exhibit Index

Exhibit No.                 Description
-----------                 -----------
99.1                        Press Release issued February 21, 2000

                             Exhibit 99.1
            Press Release issued on February 21, 2000
                         FOR IMMEDIATE RELEASE

Contact:
Diana Phillips
Matthew Weigman

Tel: 212 606 7176
Fax: 212 606  7381


New York, February 21, 2000 - The Board of Directors of Sotheby's Holdings, Inc. (NYSE: BID) today announced a number of management changes.

A. Alfred Taubman has stepped down as Chairman of Sotheby's Holdings. Mr. Taubman said: "While this clearly is not an easy decision for me, I have determined that it is time for me to step down from my role as Chairman."

Diana D. Brooks has resigned as President and Chief Executive Officer of Sotheby's Holdings. Mrs. Brooks said: "I am very proud of the achievements and initiatives that Sotheby's has undertaken in recent years and I am confident that in the future it will build upon its great franchise and reputation for excellence. My decision is a very difficult one, but I have taken it in the best interests of the Company and of my colleagues."

Board Appoints new Chairman, Chief Executive Officer and Board Members
----------------------------------------------------------------------
The Board announced the appointment of Michael Sovern, former President of Columbia University, as the new Chairman of the Board of Directors of Sotheby's Holdings and the appointment of William Ruprecht as the President and Chief Executive Officer of Sotheby's Holdings. Joining Mr. Ruprecht in the Office of the Chief Executive will be Robin Woodhead, Chief Executive of Sotheby's Europe and Asia and an Executive Vice President of Sotheby's Holdings, and Deborah Zoullas, Executive Vice President of Sotheby's Holdings. Mr. Ruprecht, Mr. Woodhead and Ms. Zoullas were elected to the Board of Sotheby's Holdings, effective immediately.

In commenting on these new appointments, the Board said: "As President Emeritus of Columbia University, Michael Sovern brings to Sotheby's Board a distinguished reputation as a leader, lawyer, scholar and educator. This experience and his extensive board participation, including membership on the Boards of AT&T and Warner-Lambert, will provide our Board with proven leadership at this important time for Sotheby's."

The Board continued: "Mr. Ruprecht has been Managing Director of Sotheby's North and South America since 1994, having joined Sotheby's in 1980. In addition to his management expertise, his career at Sotheby's includes art expertise as well as worldwide marketing experience. He is also one of the firm's senior auctioneers. We know that under his leadership, and with the close working relationship that already exists among him, Robin Woodhead and Deborah Zoullas, Sotheby's goes forward in excellent hands."

Antitrust Investigation
-----------------------
As previously reported, the Antitrust Division of the Department of Justice began an investigation in 1997 of dealers and auction houses, including Sotheby's and its principal competitor, Christie's. Among other matters, the investigation has reviewed whether Sotheby's and Christie's had any agreement regarding the amounts charged for commissions in connection with auctions. Sotheby's has recently met with the Department of Justice in order to discuss a prompt and appropriate resolution of this investigation, which will allow the Company to put this difficult matter behind it.

The European Commission, the Office of Fair Trading in the United Kingdom and the Australian Competition Commission have each started an inquiry as well, and a number of private civil complaints, styled as class action complaints, have been filed against Christie's and Sotheby's alleging violation of the federal antitrust laws based upon alleged agreements between Christie's and Sotheby's regarding commission pricing. In addition, several shareholder class action complaints have been filed against Sotheby's and certain of its officers, alleging failure to disclose the alleged agreements and their impact on Sotheby's financial condition and results of operations. Although the outcome of the investigation by the Department of Justice, other governmental inquiries and these lawsuits cannot presently be determined, these matters could well have a material impact on Sotheby's financial condition and/or results of operations.

Statement from the Board
------------------------
The Board continued: "Sotheby's has just completed one of the best and most important years in its 256-year history. In 1999 Sotheby's had its best overall sales results in nine years and it was also the year in which the Company made a major commitment to the Internet, with the launch of two internet auction sites. The Company also expanded its physical premises around the world, with the addition of new salesrooms in Zurich and Amsterdam and the expansion of its York Avenue headquarters to make it the best auction facility in the world.

"The business now goes forward under new leadership. The Company has up to $300 million of committed financing with an international banking syndicate arranged through Chase Manhattan Bank, which together with operating cash flows, will provide funding for growth in the Company's portfolio of art-related loans, for investment in the Company's Internet business and for other future business needs. The strong and experienced management team which is in place will build on the extraordinary momentum of the past year and we are confident that they and Sotheby's talented staff will continue to further enhance one of the greatest franchises in the world."

Forward-looking Statements
--------------------------
This release contains certain "forward-looking statements" (as such term is defined in the Securities and Exchange Act of 1934, as amended) relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performances will differ materially from such predictions. Major factors which the Company believes could cause the actual results to differ materially from the predicted results in the "forward-looking statements" include the overall strength of the international economy and financial markets, competition with other auctioneers and art dealers, the volume of consigned property and the marketability at auction of such property, the Company's success in developing and implementing its Internet auction strategy and the resolution of the Department of Justice and other possible investigations and related lawsuits.

About Sotheby's Holdings
------------------------
Sotheby's Holdings, Inc. is the parent company of Sotheby's worldwide live and Internet auction businesses, art-related financing and real estate activities. The Company operates in 38 countries, with principal salesrooms located in New York and London. The Company also regularly conducts auctions in 15 other salesrooms around the world, including Australia, Canada, Germany, Hong Kong, Israel, Italy, Monaco, the Netherlands, Switzerland and Taiwan. Sotheby's Holdings, Inc. is listed on the New York Stock Exchange and the London Stock Exchange.

                                 # # #
              For   further    information,    please contact:

New York:
Diana Phillips
Matthew Weigman
Tel:  212 606 7176
Fax: 212 606 7381

London:
David Brewerton
Amanda Stucklin
Tel: (171) 293-5163
Fax: (171) 408-5947